IDEX Mutual Funds

Supplement dated June 30, 2003 to Prospectus dated March 1, 2003,
As previously supplemented March 21, 2003

Please read this Supplement carefully and retain it for future reference.

The following replaces the “Account Balance” and “Fee Assessment” information in the table under the heading “Minimum Account Balance” on page 88:

Account Balance If your balance is below $1,000	Fee Assessment $25.00 (annualized) until balance reaches $1,000 or if the balance falls below $25.00 the account will be liquidated, as a fee.

_________________

IDEX Great Companies – Global2

At a meeting held on June 10, 2003, the Board of Trustees approved the following:

On or about September 15, 2003, Templeton Investment Counsel, LLC. (“Templeton”), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, is scheduled to be added as a co-sub-adviser to IDEX Great Companies — Global2.Templeton is scheduled to assume responsibility for managing the non-U.S. portion of the fund, and Great Companies, L.L.C. will maintain responsibility for the U.S. equity component. The overall advisory fee and sub-advisory fee will remain the same. The fund will then be renamed “IDEX Templeton Great Companies — Global.”

_________________

IDEX T. Rowe Price Tax-Efficient Growth

The following paragraph replaces the information on page 84 under the heading “How the IDEX Funds are Managed and Organized — IDEX T. Rowe Price Tax-Efficient Growth”:

An Investment Advisory Committee manages the fund. Donald J. Peters serves as chairman. The committee chairman has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund’s investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993. T. Rowe Price has provided investment advisory services since 1937.

_________________

ID______